August 8, 2005

PRIVATE & CONFIDENTIAL

The Board of Directors
Ventures-National Incorporated
d/b/a Titan General Holdings, Inc.
44358 Old Warm Springs Blvd.
Fremont, California 94538-6148

Gentlemen:

We understand that Ventures-National Incorporated, d/b/a Titan General Holdings, Inc. (“TTGH”) is to enter into a transaction to acquire Oblio Telecom, Inc., an entity newly formed and funded by Farwell Equity Partners, LLC (“FEP”). FEP is an entity managed and controlled by David Marks, the Chairman and majority shareholder (in his individual and trustee capacities for several entities) of TTGH. The members of FEP are David Marks and Frank Crivello. More specifically, the Transaction calls for TTGH to issue sixty six (66) million shares to FEP in return for one hundred percent (100%) of the stock of Oblio Telecom, Inc. Upon completion of the transaction, Marks & affiliates will increase their ownership from approximately 66% percent of total shares outstanding to approximately 86%, with total post-transaction shares outstanding currently calculated at one hundred and four (104) million. We also understand that current shareholders of TTGH, other than Marks & affiliates, who currently own approximately 34% of the outstanding will be reduced to approximately 14% of the outstanding on a post-transaction basis. The terms of the Transaction will be more fully set forth in related documents that will be filed with the SEC in connection with the Transaction.

You have requested our opinion as investment bankers as to the fairness, from a financial point of view, of the consideration to be issued to Farwell Equity Partners, LLC for its efforts in procuring the Oblio assets and the accompanying financing for the transaction, including the pledge of personal assets owned by Marks & affiliates, which TTGH was financially unable to complete on its own despite several previous attempts. We have not been requested to opine to, and our opinion does not in any manner address, the underlying business decision of the Company to proceed with or effect the Transaction, nor does it address the purchase price of the Oblio assets. In addition, we have not been requested to explore any alternatives to the Transaction. Further, our opinion does not address the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company.

vFinance Investments, Inc. (“vFinance”), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, going private transactions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. We do not perform tax, accounting, legal services, or appraisal services, nor render such advice.

vFinance has been retained by the Company to render this opinion in connection with the Transaction and will receive a fee and reimbursement of its expenses for such services. No portion of our fee is contingent upon consummation of the Transaction nor is it contingent upon any recommendation of the Board of Directors. In addition, the Company has agreed to indemnify vFinance for certain liabilities arising out of its engagement, including the rendering of this opinion. vFinance has not participated in, or provided advice with respect to, the pricing determination, structuring or negotiation of the Transaction. In the ordinary course of business, vFinance may trade the Common Stock for its own account and for the accounts of customers, and, accordingly, may at any time hold a long or short position in such securities.

In conducting our analyses and arriving at the opinion expressed herein, we took into account our assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally, and, among other things: (i) reviewed documents related to the Transaction; (ii) reviewed publicly available financial information and other data with respect to TTGH, including its Annual Report on Form 10-KSB for the fiscal year ended August 31, 2004, its Quarterly Report on From 10-QSB for the period ended May 31, 2005; certain reports on material events filed on Forms 8-K, and certain other relevant financial and operating data relating to TTGH made available to vFinance; (iii) reviewed the business plan and audited financials for Oblio Telecom, LLP for the years ended December 31, 2002, 2003 & 2004; (iv) reviewed and analyzed the financial projections for Oblio Telecom LLP for Fiscal Year 2005 & 2006; (iv) reviewed and analyzed the pre & post- Transaction capitalization tables; (v) reviewed the Asset Purchase Agreement between Farwell Equity Partners, LLC, Oblio Telecom, Inc, Oblio Telecom, LLP, Sammy Jibrin & Radu Achiriloaie; (vi) reviewed the financing commitment and terms from Capital Source respecting the Transaction; (vii) reviewed and analyzed certain financial characteristics of companies that were deemed to be comparable to TTGH; (viii) reviewed and analyzed certain financial characteristics of comparable transactions that involved the acquisition of companies that were deemed to have characteristics comparable to those of Oblio or TTGH; (ix) compared the financial terms of the Transaction with the financial terms of certain other transactions we deemed to be relevant and comparable; (x) reviewed and discussed with representatives of the management of TTGH certain financial and operating information furnished by them and related assumptions with respect to the business, operations and prospects of TTGH; (xi) considered the historical financial results and present financial condition of TTGH; (xii) reviewed certain publicly available information concerning the trading of, and the trading market for, the Common Stock of TTGH;  (xiv) inquired about and discussed the Transaction and other matters related thereto with the Company’s management and the Board or Directors of the Company; (xv) discussed with members of senior management of the Company the strategic and financial benefits of the Transaction; and (xvi) performed such other analyses and examinations as were deemed appropriate.

In forming our opinion, we have had full access to and full cooperation from the Company’s management to ask questions and receive answers. Our opinion is solely and necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

In connection with our review and analyses and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or which is publicly available, and have not attempted to verify independently any such information. We have relied solely on the information and estimates provided to us by TTGH’s management and have neither made nor obtained any independent appraisals of any properties, other assets or facilities of TTGH. With respect to certain financial information, including financial analyses and projections, relating to the business and prospects of TTGH provided to us by TTGH’s management, we have assumed that the financial information has been reasonably prepared on a basis reflecting best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of TTGH.

This opinion is for the use of the Board of Directors of TTGH and is not to be publicly disclosed, used, excerpted, reproduced or disseminated, quoted or referred to at any time, in any manner or for any purpose, without the prior written consent of vFinance, except that this opinion may be reproduced in full in, and references to this opinion and to vFinance and its relationship with the Company may be included in, filings made by the Company with the SEC and in any proxy statement or similar disclosure document delivered to stockholders of TTGH. This opinion addresses only the fairness, from a financial point of view of the Transaction Consideration to be issued to Farwell Equity Partners, LLC, and does not address any other aspect of the Transaction.

This opinion does not constitute a recommendation to any stockholder of TTGH as to how any such stockholder should vote with respect to the Transaction, nor does this opinion address the relative merits of the Transaction or any other transactions or business strategies the Board of Directors of TTGH has considered or may be considering, nor does it address the decision of the Board of Directors of TTGH to recommend or proceed with the Transaction.

We express no opinion as to the prices at which shares of Common Stock will trade at any time following the announcement or consummation of the Transaction. This opinion should not be viewed as providing any assurance that the market value of the shares of Common Stock to be held by the stockholders of the Company after the consummation of the Transaction will be in excess of the market value of the shares of Common Stock owned by such stockholders at any time prior to the announcement or the consummation of the Transaction. We do not express any opinion as to the future performance of the Company or the price at which the Common Stock would trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, that the Transaction Consideration to be issued to Farwell Equity Partners, LLC, is fair from a financial point of view, to those holders of Common Shares other than those affiliated with Farwell Equity Partners, LLC.

Very truly yours,

vFINANCE INVESTMENTS, INC.